SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                               March 22, 2000
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



                  Delaware              0-28538             13-5630895
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                  (State or other      (Commission          (IRS Employer
                   jurisdiction of     File Number)         Identification
                   incorporation)                              Number)



                  1999 Broadway, Suite 4300, Denver, CO        80202
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                  Address of principal executive offices)    (Zip Code)


                                   (303) 296-5600
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                  (Registrant's telephone number, including area code)


                                     Not Applicable

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                   (Former name or address, if changed since last report)

Item 5:  Other Events

         On March 22, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the filing of a lawsuit against The Boeing Company, a copy of which is attached hereto as
Exhibit 99.2.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         Item No.        Exhibit List
         --------------  -------------------------------------------------------

         99.1            Press Release dated March 22, 2000 issued by Registrant

         99.2            Complaint and Jury Demand filed March 21, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TITANIUM METALS CORPORATION
                                    (Registrant)




                                    By: /s/ Joan H. Prusse
                                        Joan H. Prusse
                                        Assistant General Counsel
                                          and Assistant Secretary

Date: March 22, 2000